Listing Report: Supplement No. 3 dated Jul 14, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019

Prosper Marketplace, Inc.

Borrower Payment Dependent Notes

This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

The following series of Notes are currently being offered:

Borrower Payment Dependent Notes Series 257979

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 35.81%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$126,756	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	56bones	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

CASH FLOW BUSINESS EXPANSION

Purpose of loan:

This loan will be used to? leverage my investments in prosper. My plan is simple borrow money from prosper in an effort to prosper at a higher rate of return. I will then be using this profit to help fund a marketing campaign for my new business selling healthy energy drinks and meeting new people who still have dreams of bigger and better lives and are willing to take these small risks for the potential of exceptional rewards. My immediate goal is to earn $10,000.00 per month within 730 days from April 30th, 2009 the day I took my first step into this ideology of independent success while helping others, to help themselves and enjoy a healthy energy drink in the process.

Check it out www.directthree.com

Company Information:

Product: Healthy Energy drink - Simple Product Healthy alternative to Red Bull. No chemicals or additives?raw ingredients. Acia Berry ? rich in antioxidants and vitamins Low in calories Caffeinated or caffeine free People don?t have to change eating habits ? grab and go - Share with others to promote FUN, simple, delicious product! Revolutionary new Community Matrix Compensation Structure that offers a unique opportunity never before seen in the network marketing industry. Derek Broes holds the number one spot in the Efusjon matrix as number 1001. He is a social network marketing genius. He was Sr. VP to Bill Gates of Microsoft now Sr. VP of Paramount and was hired on by Facebook to develop social marketing capability for Facebook members.

My financial situation:

I am a good candidate for this loan because?I am currently a lender on prosper and will be using this loan to lend out more money in an effort to make the difference based on interest.  I will use my profit to help fund a marketing campaign to grow my energy drink business. You can see my prosper stats at www.lendingrate.com  and you can help me grow my energy drink business at www.directthree.com  and together we can prosper with the energy to do it. So please review this information to help me with my loan request and possibly help me with my new business as my/our success can only help me repay you your money faster and may even earn you a spot in a fun and exciting new company with significant cash flow potential for all involved. Thank you for your consideration.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 328811

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$9,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 11.39%	Starting monthly payment:	$290.40

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Mar-1995	Debt/Income ratio:	16%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$33,949	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	ncleary	Borrower's state:	Ohio	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2007) 680-700 (May-2007) 680-700 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2

Description

PAY OFF CREDIT CARDS.

I am in the Mortgage business and have been for 10 years.

I am currently a team leader for a national mortgage lender where I have been for the last five years.

I ran across prosper and have given some loans?and just paid off my first prosper loan.

This prosper loan money will be used to pay off a CC?so I can get a lower rate.

I always pay my bills on time so this is?0?risk to you with a decent return.

This will get paid off early.

Thanks for your time.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416297

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.01%	Starting borrower rate/APR:	11.01% / 14.59%	Starting monthly payment:	$32.74

Auction yield range:	3.27% - 10.01%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.40%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	10	First credit line:	Jun-1976	Debt/Income ratio:	81%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,892	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	smillyone	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

MY LAP TOP

Purpose of loan:

This loan will be used to?to buy a laptop computer

My financial situation:

I am a good candidate for this loan because?I am financialiy independant

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416299

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$8,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.97%	Starting borrower rate/APR:	16.97% / 19.17%	Starting monthly payment:	$285.10

Auction yield range:	6.27% - 15.97%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.69%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Mar-2000	Debt/Income ratio:	18%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,017	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	seeleca	Borrower's state:	Virginia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2009) 700-720 (May-2008)
Principal balance:	$5,437.40	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

TIEING THE KNOT!

Purpose of loan:

This loan will be used to consolidate debt and help me to focus on paying for our wedding this October!

My financial situation:

I am a good candidate for this loan because I have never missed a payment, and because I would like to streamline monthly payments.

Monthly net income: $ 3800

Monthly expenses: $

  Housing: $ 1200

  Insurance: $ 100

  Car expenses: $ 50

  Utilities: $ 100

  Phone, cable, internet: $ 40

  Food, entertainment: $ 300

  Clothing, household expenses $ 50

  Credit cards and other loans: $ 550

  Other expenses: $ 50

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416309

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$182.39

Auction yield range:	11.27% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Jun-2002	Debt/Income ratio:	60%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,685	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	sweety075	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Apr-2009) 600-620 (Oct-2007)
Principal balance:	$1,262.52	1+ mo. late:	0 ( 0% )
Total payments billed:	20

Description

DEBT CONSOLIDATION 2ND PROSPER LOAN

Purpose of loan:

I will be using this loan to pay off more of my credit card debt.

My financial situation:

I am a good candidate for repaying this loan since I have never had a late payment or any delinquencies. This includes my current prosper loan.  I will pay this loan on time every month just as I do my current loan with prosper.

Monthly net income: $ 1800

Monthly expenses: $

  Housing: $ 0 (live at home)

  Insurance: $ 100

  Car expenses: $ 530

  Utilities: $ 0

  Phone, cable, internet: $ 50

  Food, entertainment: $ 100

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 500

  Other expenses: $ 0

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416317

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Nov-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$113,675	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	gentle-affluence	Borrower's state:	Virginia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

REAL ESTATE INVESTMENT

I am a real estate investor and own a Commercial General contracting firm in Richmond Va. The funds will be used to renovate a single family home I just picked up in a very desirable part of Richmond for $125,000 and will be worth about $219,000 after our work is complete. We were able to pick this home up at a great price as the owners had already moved and did not have the funds to renovate the home and just needed someone to take it off their hands. We do several of these type deals a year and can send photos of before and after of previous projects etc if anyone is interested. I expect we will have this house renovated and resold within 3 months. Homes in this area are moving very quickly plus because of the good profit margin we will discount the sales price to ensure this happens. Thanks!

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416319

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.52%	Starting borrower rate/APR:	8.52% / 10.61%	Starting monthly payment:	$189.46

Auction yield range:	3.27% - 7.52%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.02%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Jun-1992	Debt/Income ratio:	14%
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,681	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	creative-benefit	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

COMPLETE OUR KITCHEN REMODEL

Purpose of loan:

This loan will be used to complete our kitchen remodel.  We have paid cash for our cabinets, granite and appliances and the last thing we need to do is our flooring.  This remodel has been a year in the making so we are eager to get it done.  We came across Prosper and decided this is the perfect way to get a loan because we can set the rate.

My financial situation:

I am a good candidate for this loan because I pay my bills on time and have a good job.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416325

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,877.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	10.88%	Starting borrower rate/APR:	11.88% / 14.01%	Starting monthly payment:	$194.86

Auction yield range:	8.27% - 10.88%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.15%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Nov-1999	Debt/Income ratio:	19%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,506	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7

Screen name:	wonderfunk	Borrower's state:	Wisconsin	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	780-800 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-760 (May-2008)
Principal balance:	$12.34	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

BEAT CRCARD AND CREDIT UNION RATES

Purpose of loan:

I am placing a $5700 credit card balance into a Prosper loan.  I hope to achieve a rate that beats both my credit card and credit union.  In doing so I hope to rewad those who are able to keep their situation together in these tough times with a more than adequate rate of return.

My financial situation:

ZERO delinquencies and ZERO public records.  I am a responsible individual who takes great pride in paying my obligations as agreed.

Credit Card companies keep jerking me around so I am jumping to a more competitve offer from you - the Prosper investor.  I have a single card with a balance of $5700 that I wish to place onto a 3 year amortization at a competitive rate.

I am a lender on Prosper:  http://www.lendingstats.com/lenders/wonderfunk

My typical month:

Net Monthly Income: Just north of $2400 (that is 2 biweekly pay periods - 2 months each year include 3 pay periods)

Monthly Expenses:

Cable/Internet/Phone: $110

Electric/Heat - This Varies by the Season but averages out to $65

Garbage - $13

Mortgage - $450

CC's: $150 (I have a total of $6000 outstanding from when I was in college - - Good Times, ya know? - and a leave from work to care for my daughter)  Your Prosper investment will replace this item in the budget

Student Loan - $101

Clothes - I don't buy clothes unless absolutely necessary - I spend about $200 a year, so divide by 12 months = ~$20

Child Care - $416 (I actually have a 60/40 split on this with my girlfriend)

Car Insurance - $173 every 6 months (~$29/month)

Car Loan - $100

Car Maintenance (Includes Gas): 200

Food/Entertainment - $300

Miscellaneous (let's just figure that some months will have more expenses like medical, children's clothes, etc.) - $100

TOTAL EXPENSES: $2,050

TOTAL LEFT OVER TO PAY NEW PROSPER DEBT: $350

Special note should be made about my Prosper grade and recent credit activity.  My credit score has gone up by 20 points since I last got a loan through Prosper.  That loan has a single payment of $13.71 due in March of 2011.  I will fulfill the obligations of this loan.

I have 7 credit inquiries on my report because I just finished buying a house.  In the current housing market it was useful to shop around for deals on my mortgage.  I have to brag that it worked - I have a 4.70% fixed 30 year mortgage.

See you in 2012 when this loan matures satisfactorily!

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416329

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$69,542	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	mariobono	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

CREDIT CARD CONSOLIDATION

Purpose of loan: Pay down high interest credit card debt.

My financial situation: Is good. I have new work starting as a consultant for a company in China.

Monthly net income: $ 4000 - 5000

Monthly expenses: $ 2200

  Housing: $ 0

  Insurance: $ 188

  Car expenses: $ 200

  Utilities: $ 200

  Phone, cable, internet: $ 60

  Food, entertainment: $ 250

  Clothing, household expenses $ 200

  Credit cards and other loans: $ 700

  Other expenses: $ 200

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416337

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Dec-1986	Debt/Income ratio:	30%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	6y 2m
Amount delinquent:	$1,177	Revolving credit balance:	$8,386	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	moctryman	Borrower's state:	Missouri	Borrower's group:	1st and BEST for Loans

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	9 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	700-720 (Apr-2009) 660-680 (Sep-2008) 660-680 (Jul-2008) 660-680 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9

Description

PAYING OFF CREDIT DEBT

Purpose of loan:

This loan will be used to pay off credit card and one bill.

My financial situation:

I am a good candidate for this loan because I have never defaulted on a loan also with my tax return I pay off more debt each year.  I also own a company which is about $1000.00 more income each month.

Monthly net income: $ 3044.16

Monthly expenses: $

  Housing: $ 1195.00

  Insurance: $ 109

  Car expenses: $ 100

  Utilities: $ 169

  Phone, cable, internet: 100

  Food, entertainment: $ 100

  Clothing, household expenses $

  Credit cards and other loans: $50.00

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416341

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$135.63

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Jul-2000	Debt/Income ratio:	54%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,498	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	aschac05	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2009) 640-660 (Jul-2008) 640-660 (Jun-2008)
Principal balance:	$1,534.27	1+ mo. late:	0 ( 0% )
Total payments billed:	11

Description

PAYING OFF 2 CREDIT CARDS

Purpose of loan:

This loan will be used to?

My financial situation:

I am a good candidate for this loan because I have a prosper loan that I have not defaulted on.  I am never late with my bills.

I also pick an amount that I am paying on the credit cards already.  This will also pay off my previous Prosper Loan.

Monthly net income: $ 2100

Monthly expenses: $

  Housing: $ 300

  Insurance: $ 130

  Car expenses: $ 225

  Utilities: $ 150

  Phone, cable, internet: $ 0

  Food, entertainment: $ 100

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 500

  Other expenses: $ 0

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416345

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Sep-1980	Debt/Income ratio:	9%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	33	Length of status:	0y 5m
Amount delinquent:	$5,940	Revolving credit balance:	$504	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	41	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	twinturbonotch	Borrower's state:	Georgia	Borrower's group:	PsychDoc's Group

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 640-660 (May-2008) 640-660 (Mar-2008)
Principal balance:	$677.67	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

NEED VEHICLE FOR OUR FAMILY

Purpose of loan:

This loan will be used for 2 purposes: 1) to pay off my current Prosper loan and 2) to help purchase a vehicle for myself.  I would like to purchase a cheap car to get back and forth to work in.  My commute is almost 100 miles a day, and gas mileage is killing me in the vehicle I currently have.  I'd like to sell the truck I have and purchase something that's better on gas.  I will be looking for something like an older model Honda Civic or Accord.  I owe blue book for my current truck, so once I sell it, I won't have any cash leftover from the sale to purchase the car.

My financial situation:

I am a good candidate for this loan because my wife and I are honest, hard-working people.  Our credit is in recovery and only became negative because my wife had medical complications during her pregnancy with our second child that lead to large medical bills.  She and I were self-employed at the time and we were both forced to take off time from our business to take care of her medical issues, and the medical issues that came after the birth of our daughter.  Unfortunately, when other bills started coming in such as car loans and credit cards, we had to choose between paying those bills or eating and providing a home for our children.  We did as any responsible parents would do and put the auto and CC bills on the backburner.  I've since started working at a local company making great money and have been steadily employed since March 2007.  Since that time, I haven't been 30 days late on any payments, including mortgage, utilities, and the medical bills she has.  I've also started taking care of the bills that were put on the backburner, and have paid off around $10,000 of the approximately $12000 that was outstanding.  I should have them paid off fully by Summer of 2009.  We aren't the kind of people to not pay a debt, unfortunately the situation was such that it was either postpone payment on the debts we had, or we wouldn't have been able to provide a home or food for our family.  Things are great now and we are well on our way to getting our credit back together.

Also, I am a good candidate for this loan because my Prosper loan history speaks for itself.  I haven't missed a payment yet, and don't intend to miss one with the new loan.

Thank you for considering us for a loan.

Monthly net income: $5200.00

Monthly expenses: $

  Housing: $1800

  Insurance: $100 (car insurance)

  Car expenses: $465 (gas and car loan)

  Utilities: $200 (water, electricity)

  Phone, cable, internet: $60

  Food, entertainment: $500

  Clothing, household expenses $100

  Credit cards and other loans: $285 (student and Prosper loan)

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416351

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$332.14

Auction yield range:	4.27% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Apr-1972	Debt/Income ratio:	24%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,560	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	NjJim	Borrower's state:	NewJersey	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	33 ( 100% )	760-780 (Latest)
Principal borrowed:	$23,500.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 760-780 (Mar-2008) 780-800 (Apr-2007) 720-740 (May-2006)
Principal balance:	$3,562.24	1+ mo. late:	0 ( 0% )
Total payments billed:	33

Description

4TH LOAN TO REHAB ANOTHER HOUSE

Purpose of loan:

I want to Fix Up Another Forclosed Home That I Just Purchased

My financial situation:

As you can see I have great credit, I can easily get this loan from any bank, but why should the banks make money off of me. I have spent? over $40,000 of my own personal money on this venture I purchased this house with cash no mortgage tied to this one ,but my shortfall will be between 4 to 5 K to finish this project. I will have no problem coming up with another 3K in the next 6 months but I do not want to run short. Because every day I delay could cost about $150.00 in profits. This is the 6th time I am buying a foreclosed home and the 4th time prosper has come into the picture. My 1st loan was paid off in full in less than 1 year not 3. My second was paid off in less than 3 years. And my third loan is better than current it is paid? ahead and I will be paying this off with a portion of this loan so that i only have one open loan with Prosper and only one monthly payment. I also wanted to thank all of those Prosper people out there that bid on my last loan, I just wanted to let you know that i did not pull my loan off the table , and prosper went into another quiet period and cancelled my last loan, after it was fully funded and that is why I am trying again and thanks again for all your help..

My monthly budget:

Mortgage/rent: $2300

Insurance: $ included

Car expenses: $350

Utilities: $300

Phone, cable, internet: $100

Food, entertainment: $300

Clothing, household expenses $100

Credit cards and other loan payments: $200

Other expenses: $100

---------------------------------------

Total monthly expenses: $3750.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416353

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.30%	Starting borrower rate/APR:	27.30% / 29.64%	Starting monthly payment:	$266.41

Auction yield range:	11.27% - 26.30%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.65%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Sep-1994	Debt/Income ratio:	40%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,033	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	loboscare	Borrower's state:	Missouri	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 660-680 (Jan-2008)
Principal balance:	$2,936.72	1+ mo. late:	0 ( 0% )
Total payments billed:	11

Description

PAYING OFF HIGH INTEREST DEBT

Purpose of loan:

This loan will be used to payoff high interest debt in my pursuit to be debt free.

My financial situation:

I am a good candidate for this loan because I am a responsible borrower.  My payments are "always" on-time.  I've had steady employment for the last 13 years.

Monthly net income: $2,600.

Monthly expenses: $

  Housing: $480

  Insurance: $106

  Car expenses: $500

  Utilities: $60

  Phone, cable, internet: $140

  Food, entertainment: $200

  Clothing, household expenses $

  Credit cards and other loans: $100

  Other expenses: $250

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416369

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$191.97

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	36%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$49,262	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	income-exec349	Borrower's state:	Missouri	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	720-740 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	720-740 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6

Description

YARD WORK - LANDSCAPE

Purpose of loan:

This loan will be used to finish our construction / landscape.  When we built our home 4 years ago (in Missouri), hurricane Catrina hit in the gulf.  That drove all of our material costs to 3x the estimates.  Needless to say, we used all of the available funds just to finish the house.  The area that lost the needed attention was the landscape of the property.  Now we are in a financial position to afford a small loan to finish the landscape and complete our home.

My financial situation:

I am a good candidate for this loan because we are in a better place financially than we have been in a few years.  We have recently paid off some other loans (truck, personal, and a prosper loan oddly enough).  We would like to finish our home at this time.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416371

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$256.59

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,904	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	trajames	Borrower's state:	Nevada	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING OFF CREDIT CARDS

Purpose of loan:

This loan will be used to? Pay off credit cards and a small loan with high interest rates.

My financial situation:

I am a good candidate for this loan because?  My payment history is excellent and I have been at the same place of employment for nearly 9 years.

Monthly net income: $ 3500

Monthly expenses: $ 2350

  Housing: $ 500

  Insurance: $ 240

  Car expenses: $ 400

  Utilities: $ 200

  Phone, cable, internet: $ 60

  Food, entertainment: $ 400

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 450

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416377

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,150.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$109.61

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	15.31%
Lender servicing fee:	1.00%	Estimated return:	-1.04%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	May-1994	Debt/Income ratio:	102%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	19 / 17	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$49,936	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	socal100	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$634.20	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

PAYING OFF CREDIT CARDS

Purpose of loan:

I need to consolidate some debt as the credit card companies have begun to increase monthly minimum payments.

My financial situation:

I am a good candidate for this loan because? my part-time work is steady and I have extra amounts of income throughout the month (I do contract bookkeeping and tax preparation). Thus the $3000 monthly income figure. Also you will see that I am having no problem paying my current  Prosper loan.

Monthly Income: $3000

Monthly expenses:

  Housing: $ 338

  Insurance: $

  Car expenses: $ 200

  Utilities: $ 200

  Phone, cable, internet: $ 200

  Food, entertainment: $

  Clothing, household expenses $

  Credit cards and other loans: $ 1100

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416381

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$159.98

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Apr-1993	Debt/Income ratio:	17%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,349	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	danielamity	Borrower's state:	Utah	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

REFI MOTORCYCLE LOAN

Purpose of loan:

This loan will be to refi my Motorcycl Loan, it's at a 11%,on Caiptal one auto loan it's setup like a credit card i've had the loan for going on 4 years

My financial situation:

I am a good candidate for this loan because a bay my bill on time, over the past 8 years i've fixed my credit

Monthly net income: $ 4500.00

Monthly expenses: $

??Housing: $ 600

??Insurance: $ 125

??Car expenses: $ 200

??Utilities: $ 150

??Phone, cable, internet: $ 180

??Food, entertainment: $ 600

??Clothing, household expenses $?200

??Credit cards and other loans: $ 100

??Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416383

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Jul-1987	Debt/Income ratio:	45%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,847	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6

Description

PAYING OFF MY CREDIT CARD

Purpose of loan:

This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.   to be able to make 1 payment a month instead of 8.  I would like to obtain a debt consolidation loan and clean up my own mess..  Please!!! Please!!  At this point I am not picky about the interest rate...  thank you

This loan  will be paid in full by Feb 2010.   I only need the money for a short period of time.

Welcome back Prosper!!!!!!!!!!!!

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416399

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Mar-1992	Debt/Income ratio:	45%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	26y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,508	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	stoehr43	Borrower's state:	NewMexico	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	740-760 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 760-780 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19

Description

CONSOLIDATE LOANS

I have excellent credit and ALWAYS pay my bills on time and/or in advance.    See March credit rating from my Credit Union:

As an exclusive benefit of membership, Alliant is making your credit score available to you free of charge to help you monitor and improve your creditworthiness. Your most recent available individual credit scores are listed below for the primary account holder. Credit Score features Experian Advanced Risk Score 2.0 Range: 150 to 950 Not a FICO score Updated quarterly Not a hard pull Will not impact your credit rating Please note: credit scores are fluid numbers that change as elements in your credit report change and there are many different credit scores used in the financial services industry. Credit Score Date 754 March 2009 Advanced Risk Score 2.0 (NextGen) provided by Experian. -->

Purpose of loan:

I would like to consolidate two current loans and only have one payment to make.    Save on interest and bring down my monthly payment.

Current Loans/Credit Card Expenses:

   Truck Loan - Owe $7,229.    Monthly payment is 325.79

   Signature Loan - Owe $4,360.   Monthly payment is $152.69

My financial situation:

 I am very responsible and always pay my bills on time if not early and pay more than the minimum limit.    I have been at my job 26 years.

Monthly net income: $ 4,014.40 + $300/mo for child support

Monthly expenses: $

  Housing: $ 1064.08

  Insurance: $ 150.00

  Car expenses: $ 200 (gas)

  Utilities: $ 100.00

  Cell Phones:  $100.00

  Phone, cable, internet: $ 70.00

  Food, entertainment: $ 200.00

  Clothing, household expenses $

  Credit cards and other loans: $ 200.00

  Other expenses: $

I would just like to say thank you for your consideration of a loan.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416403

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$63.60

Auction yield range:	3.27% - 8.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.40%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	10	First credit line:	May-1976	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,700	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	lawstudent1	Borrower's state:	Virginia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	760-780 (Apr-2008)
Principal balance:	$960.89	1+ mo. late:	0 ( 0% )
Total payments billed:	14

Description

BAR REVIEW

Purpose of loan:

This loan will be used to make ends meet until I take the bar exam.?

My financial situation:

I am a good candidate for this loan because, I will be starting a six-figure legal job shortly.  I am recent honors graduate of a top-25 law school, and I am currently studying for the bar exam.  As such I cannot earn any money during this month.  I have borrowed from Prosper before, and never missed a payment.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416405

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Jul-1991	Debt/Income ratio:	25%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$43,803	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	tidy-p2ploan	Borrower's state:	Maryland	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING OFF MY CREDIT CARDS

Purpose of loan:

This loan will be used to payoff and cancel all my credit cards thus eliminating the high interest rates that i am incurring.

My financial situation:

I am a good candidate for this loan because I am a retired military veteran who has served his country and pays all of his bills on time. I will setup a automatic monthly recurring payment to payoff the loan.

Monthly net income: $ 8000

Monthly expenses: $

  Housing: $ 1652

  Insurance: $ 150

  Car expenses: $ 650

  Utilities: $ 200

  Phone, cable, internet: $ 175

  Food, entertainment: $ 200

  Clothing, household expenses $ Not Sure

  Credit cards and other loans: $

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416407

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$196.61

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Feb-1996	Debt/Income ratio:	9%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,347	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1

Screen name:	ItalStal95	Borrower's state:	Massachusetts	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$3,446.48	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

REINVESTING INTO PROSPER

Purpose of loan:

This loan will be used to reinvest into prosper, and pay of the 1 1/2 I have on my existing loan that I have never been late or deliquent on.

My financial situation:

I am a good candidate for this loan because I have paid all my bills ontime for the last 7 years

Monthly net income: $ 2850

Monthly expenses: $

  Housing: $ 700

  Insurance: $ 147

  Car expenses: $ 373

  Utilities: $ 0

  Phone, cable, internet: $ 50

  Food, entertainment: $ 200

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 200 ( prosper loan to be paid off)

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416427

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Sep-1973	Debt/Income ratio:	49%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	18y 10m
Amount delinquent:	$0	Revolving credit balance:	$120,378	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	stable-transaction	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING OFF CREDIT LINES/CARDS

Purpose of loan:

This loan will be used to? pay off credit lines and credit cards with high interest rates and high monthly payments.

My financial situation:

I am a good candidate for this loan because?I am a teacher with a steady job (20 years) and a steady annual income ($82,280.00 per year).  My wife is also an educator, with a steady job (33 years) and a steady annual income ($103,929.00 per year).  We pay all of our bills on time and have good credit histories.

Monthly net income: $ 4,513.00 for myself, and $6,747.00 for my wife = $11,260.00 net monthly income.

Monthly expenses: $ 3,700.00

  Housing: $ 260.00

  Insurance: $ 300.00

  Car expenses: $ 300.00

  Utilities: $ 120.00

  Phone, cable, internet: $ 120.00

  Food, entertainment: $ 300.00

  Clothing, household expenses $ 200.00

  Credit cards and other loans: $ 2800.00

  Other expenses: $ 200.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416439

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Apr-2008	Debt/Income ratio:	19%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$351	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	wise-fascinating-liberty	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING OFF BILLS

Purpose of loan:

This loan will be used to?

My financial situation:

I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $

  Housing: $

  Insurance: $

  Car expenses: $

  Utilities: $

  Phone, cable, internet: $

  Food, entertainment: $

  Clothing, household expenses $

  Credit cards and other loans: $

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416441

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	9 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,238	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	4

Screen name:	caroleedawn	Borrower's state:	Arizona	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	520-540 (Dec-2007)
Principal balance:	$528.08	1+ mo. late:	0 ( 0% )
Total payments billed:	18

Description

DEBT CONSOLIDATION AND SCHOOL LOAN

Purpose of loan:

This loan will be used to? pay off 3 credit cards and pay for my medical billing and coding class at Maricopa Community College

My financial situation:

I am a good candidate for this loan because I have NEVER been late on a payment in years! I have worked VERY HARD to build my credit so that I could buy a condo next year. I do not pay rent/food/utilities. I live with my sister who has hired me to help her. She is a marketing Exec. and travels. She is too busy to run a household, so I am doing it.

Monthly net income: $ 2,000

Monthly expenses: $

  Housing: $ 0.00

  Insurance: $ 100.00

  Car expenses: $ 535.00

  Utilities: $ 0

  Phone, cable, internet: $ 55.00

  Food, entertainment: $0.00

  Clothing, household expenses $ 0.00

  Credit cards and other loans: $ 100.00

  Other expenses: $ 100.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416457

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Dec-1995	Debt/Income ratio:	30%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,349	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2

Screen name:	rorybbellows	Borrower's state:	Wisconsin	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,750.00	< mo. late:	0 ( 0% )	640-660 (Oct-2008) 600-620 (Feb-2008) 560-580 (Jan-2008) 600-620 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10

Description

PAYING OFF BUSINESS LOAN

Purpose of loan:

This loan will be used to pay off my portion of a business loan so I can have my car back. Last year I started a new business with four other people. When we needed a loan my car and one other members car were used to secure a loan. Do to risks other members have decided to take I have decided to leave the company. However, my car is still tied to the loan and I am also the only member paying $323 per month into the loan. Additionally, when the other members car was broken and he was refusing to fix it the loan briefly went into default. It is very important that I free myself from this loan ASAP because it is dragging down my credit which I have been working very hard over the past five years to repair.

My financial situation:

My current financial situation is excellent. After a rough patch immediately following college (I made the mistake of putting a great deal of my education on credit cards) I have been able to lift myself up during the past three years. I've been at my current job since April of 2004 and earn $43,000 per year. My current debts are two credit cards totaling $7000 (I recently paid off and closed my Chase card) and my student loans which equal roughly $10000. I was able to pay off my car one year early (but it is now attached to the above business loan) and I previously had a prosper loan which I paid off in less than a year.

Monthly net income: $ 2400

Monthly expenses: $ 1700

  Housing: $ 655

  Insurance: $ 50

  Car expenses: $ 50

  Utilities: $ 75

  Food, entertainment: $ 100

  Clothing, household expenses $ 60 (I don't shop much)

  Credit cards and other loans: $600

  Other expenses: $ 100

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416461

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$4,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.66

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	3	First credit line:	Sep-1991	Debt/Income ratio:	5%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Retired
Now delinquent:	0	Total credit lines:	2	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$980	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	towmater02	Borrower's state:	Ohio	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,400.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$6,041.33	1+ mo. late:	0 ( 0% )
Total payments billed:	10

Description

CONSOLIDATING CREDIT CARD DEBT

Purpose of loan:

This loan will be used to? Pay off all credit cards and medical bills.  I want to consolidate these bills into one monthly payment.  I am paying over $500.00 for all these combined a month.  This would lower it in half.

My financial situation:

I am a good candidate for this loan because? I already have a loan with prosper for almost a year and have made every payment on time.  I proved I am a trustworthy borrower with this first loan.  The funds to pay my loan will come directely from the same account.  I don't know why my credit rating is an HR!!!!

     PLEASE TAKE A LOOK, MY CREDIT IS NOT THAT BAD!!!!!

Monthly net income: $ 60,000

Monthly expenses: $

  Housing: $ 1005.00

  Insurance: $

  Car expenses: $

  Utilities: $

  Phone, cable, internet: $

  Food, entertainment: $

  Clothing, household expenses $

  Credit cards and other loans: $

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416485

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Sep-1995	Debt/Income ratio:	10%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$57,857	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8

Screen name:	LaundromatGuy	Borrower's state:	NewJersey	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

UPDATING A THRIVING LAUNDROMAT!

Purpose of loan:

This loan will be used to update my beautiful laundromat with new machines.   The store is need of 2 new washers due to a vast increase in business.  Check out the store at www.minimalllaundromat.com.

My financial situation:

I am a good candidate for this loan because I have the following:  Great credit history, stable full-time job, and own a busy Laundromat that has increased revenue every month for the last 12 months.  Store puts 4k in my pocket each month, which I have been putting right back into the business.  (mostly marketing, store updates)

I would like to purchase 2 larger machines that are in great demand.   At a vend price of $7, 2 turns a day on each machine, will produce $900/month in new revenue.

Laundromat Monthly net income: $ 12,000

Monthly expenses: $ 8000

  Rent: $ 2625

  Payroll: $2000

  Equipment Lease: $ 1437

  Utilities: $ 1500

  Insurance: $ 90

  Phone, cable, internet: $ 115

  Supplies: $ 300

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 412757

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 20.47%	Starting monthly payment:	$366.56

Auction yield range:	8.27% - 18.00%	Estimated loss impact:	8.42%
Lender servicing fee:	1.00%	Estimated return:	9.58%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Dec-1996	Debt/Income ratio:	56%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$24,141	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	whitsend	Borrower's state:	Louisiana	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008) 660-680 (Dec-2007) 680-700 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30

Description

DEBT CONSOLIDATION

This loan will be used to consolidate two other debts to save interest and get out of debt sooner.

Current loans:

GE Money 26%, Balance $8400, Payment $448

Chase 19%, Balance $1400, Payment $100

New loan:

Prosper 19% or lower, Amount $10,000, Payment $366 or lower

Savings: at least $182

I am currently making these payment so this will not be adding any extra payments to my budget.

I have previously paid off one other Prosper loan with no late payments.

The debt ratio listed doesn't take into account my wifes pay, which is double mine, or the paying off of the two debts listed.

Thanks,

Charles

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 415241

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.20%	Starting borrower rate/APR:	16.20% / 18.39%	Starting monthly payment:	$282.05

Auction yield range:	4.27% - 15.20%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.04%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Jun-1997	Debt/Income ratio:	26%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$19,762	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	texastea007	Borrower's state:	Texas	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	740-760 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	760-780 (Aug-2008) 660-680 (Feb-2008)
Principal balance:	$1,445.56	1+ mo. late:	0 ( 0% )
Total payments billed:	10

Description

TRYING TO CONSOLIDATE DEBT

Purpose of loan:

This loan will be used to pay off medical bills I incurred during a hospital visit

My financial situation:

I am a good candidate for this loan because I have excellent credit and have never been late on a payment.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416285

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$234.99

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Dec-2004	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,619	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3

Screen name:	rowlandm2	Borrower's state:	Texas	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (May-2009) 620-640 (Oct-2008) 620-640 (May-2008) 620-640 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2

Description

PAYOFF BANK OF AMERICA AND DISCOVER

Purpose of loan:

This loan will be used to payoff Bank of America and Discover Credit Cards

My financial situation:

I am a good candidate for this loan because I have no history of late payments, am current on all outstanding loan obligations.

Monthly net income: $ 4500

Monthly expenses: $ 2545

  Housing: $ 695

  Insurance: $ 150

  Car expenses: $ 300

  Utilities: $ 150

  Phone, cable, internet: $ 150

  Food, entertainment: $ 200

  Clothing, household expenses $ 200

  Credit cards and other loans: $ 500

  Other expenses: $ 200

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416291

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.17%	Starting borrower rate/APR:	7.17% / 10.67%	Starting monthly payment:	$30.95

Auction yield range:	3.27% - 6.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.57%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	10	First credit line:	Apr-1994	Debt/Income ratio:	2%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,534	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	no-whammies	Borrower's state:	NorthCarolina	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

ONLY A SMALL CHANCE

Purpose of loan:

This loan will be used to? See how low the rate will go.  This loan will not be funded at anything over 6%.

My financial situation:

I am a good candidate for this loan because? Never been late.  Credit cards are all paid in full each month.  Only debt is mortgage.

And remember kids, I'm not only a borrower, I'm also a prospers lender...

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416307

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$116.13

Auction yield range:	8.27% - 22.00%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.98%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Jun-1991	Debt/Income ratio:	15%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,596	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	70	Homeownership:	No
Inquiries last 6m:	1

Screen name:	micsupra	Borrower's state:	NewYork	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING OFF MY CREDIT CARDS

Purpose of loan:

This loan will be used to? paying off my credit cards

My financial situation:

I am a good candidate for this loan because?

I am in a good position to take on this loan because I have been at the same job for more than 4 years. I have been paying my credit cards ontime.  Having the loan will actually decrease the amount of money I am paying per month already, and allow me to have it paid off in 3 years or less.

Monthly net income: $ 2120

Monthly expenses: $ 1553

  Housing: $ 400

  Insurance: $ 158

  Car expenses: $

  Utilities: $

  Phone, cable, internet: $ 64

  Food, entertainment: $ 200

  Clothing, household expenses $ 50

  Credit cards and other loans: $ 600

  Other expenses: $ 81

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416315

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,100.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.26%	Starting borrower rate/APR:	10.26% / 13.49%	Starting monthly payment:	$35.63

Auction yield range:	4.27% - 9.26%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.13%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Jan-2001	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,121	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	patrickj79	Borrower's state:	Arizona	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	10 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 700-720 (Jun-2008) 680-700 (Oct-2007) 700-720 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10

Description

BORROWING TO INVEST

Purpose of loan:

I will use this loan to invest in silver coinage and other investments.

My financial situation:

I am a good candidate for this loan because I have a stable job and I pay my bills on time. I pay my credit card bill in full every month. I have been a Prosper borrower and lender for two and a half years. I have paid off two previous Prosper loans. I plan to pay this loan back using the proceeds from loans I bid on in the old Prosper system. I was fully funded before the listing was cancelled the last time Prosper went down. I am trying again to see what kind of rate I can get. Thank you for looking at my loan. I hope you will decide to bid on this listing.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416327

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$14,440.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$461.00

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Feb-1988	Debt/Income ratio:	19%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 6m
Amount delinquent:	$5,502	Revolving credit balance:	$818	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	Anchen77	Borrower's state:	Florida	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	780-800 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	780-800 (Jan-2007)
Principal balance:	$3,559.49	1+ mo. late:	0 ( 0% )
Total payments billed:	29

Description

DEBT CONSOLIDATION

Hello, I am a very hard working individual and I consider my credit rating as very valuable to me as you can see by my rating. Also, I took out a 3 year $15,000 loan with Prosper over 2 1/2 years ago and have not missed or been late on even one payment. Therefore you will not have any problems as far as receiving the money you loan back from me. I hope you will loan me this money for the purpose of doing some wise debt consolidation. Many thanks and I wish you much continued success!

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416333

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	1	First credit line:	Nov-1993	Debt/Income ratio:	24%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	0y 6m
Amount delinquent:	$50	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	41	Homeownership:	No
Inquiries last 6m:	2

Screen name:	mike_ciglar	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

DEBT CONSOLIDATION

Purpose of loan:

This loan will be used to payback friends and family that I borrowed money from during an unexpected illness.  In July 2008 I had an unexpected illness which caused me to be out of work for 6 months until December 2008.  Upon returning to my job which I worked for 7 years I was informed the company was shutting down.  I quickly found a new job at Bank of America and started in January 2009.  Over the last year my savings was depleted due to the unexpected timing of these events.  I borrowed money from friends and family to make it though, but now they need the money for their personal needs.  I feel it's my duty to try whatever avenues I can to get them their money and take on the debt myself.  I tried the normal avenues of traditional banking with no success.  Prosper was not lending at the time and I let my friends and family know I would try again once Prosper was able to lend again.

My financial situation:

I am a good candidate for this loan because I'm currently employed working full time 40 hours per week.  I have very little debt and my lease for my apartment is up after this month.  I've made arrangements to move in with my Brother rent free until I can payback this loan and put money in the bank as savings.  Before I became ill I was aggressively paying off all of my bills so I could be debt free.  I had everything paid off until the unexpected turn of events happened.  I'm taking the right steps to fullfill my financial duties and need short term help to make this happen.  I plan on paying this loan back within 12 months but hopefully sooner.  After review of my credit, I found out my score is 659 and the $50.00 delinquency is from American Medical Response (ambulance when I went to hospital) and I paid the bill in November of 2008.  It was the only bill they sent directly to me.  The other bills were sent to insurance who never paid the bill and never told me a bill was due.  It still shows delinquent on my credit report.  I sent proof to them tonight 07/13/2009 via email that it was paid on 11/24/2008 and can provide proof to you as well.

Monthly net income: $4,000

Monthly expenses: $ 1295.00

  Housing: $ 0.00 (as of Aug 1st I won't have any rent or mortgage)

  Insurance: $ 50

  Car expenses: $535

  Utilities: $ 40

  Phone, cable, internet: $120.00

  Food, entertainment: $ 500 (I've cut out most entertainment)

  Clothing, household expenses $ 50

  Credit cards and other loans: $ 0.00

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416339

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$35,087	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	blue-tender-camaraderi	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

MONEY FOR COLLEGE

Purpose of loan:

To pay for my last year of school

My financial situation:

Is fine.  No late payments ever.

Monthly net income: 5000

Monthly expenses: $

  Housing: $ 700

  Insurance: $ 100

  Car expenses: $ 0

  Utilities: $ 100

  Phone, cable, internet: $ 30

  Food, entertainment: $ 130

  Clothing, household expenses $ 50

  Credit cards and other loans: 0

  Other expenses: $ 0

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416343

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$188.02

Auction yield range:	4.27% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Nov-1985	Debt/Income ratio:	24%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,143	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	shirebay	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	780-800 (Latest)
Principal borrowed:	$14,500.00	< mo. late:	0 ( 0% )	760-780 (May-2008)
Principal balance:	$9,719.46	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

INCOME TAXES... WHAT A RACKET!

Purpose of loan:

2008 was the first year we were unable to take the mortgage interest deduction on our taxes.  With my husband and I both claiming 0 and having extra money deducted each week for taxes we thought we would be in good shape at the end of the year.  We were shocked to see we still owed $5863.51.  We have set up an installment plan with both the IRS and the Franchise State Tax Board but would prefer to pay our taxes in full to avoid paying more in penalties and interest.

Our previous prosper loan tells the story of how our son was diagnosed with Autism and his medical bills combined with our mortgage payments put us in a difficult financial situation.   We were able to eliminate our credit card debt with our first prosper loan and have made all of our payments on time!

You can see our story at:  http://www.prosper.com/invest/listing.aspx?listingID=337558

My financial situation:

My husband and I always pay our bills on time!  We have adjusted our withholding amounts down to single with 0 exemptions and have extra money put towards our taxes each week to ensure we are paying enough to cover our tax liability going forward.

Monthly net income: $5362

2000    Rent

   141    Insurance

   589    Car Pmt

   400    Car Exp

   181    Utilities

   450    Food

   100    Other

   459    1st Prosper Loan

   400    Tax Pmt (this prosper loan)

   200    Savings

   420    Autism Therapy

$5341    Total Expenses

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416357

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	30%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,466	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	bigred05167	Borrower's state:	Minnesota	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 640-660 (Jul-2007) 640-660 (Jun-2006)
Principal balance:	$624.35	1+ mo. late:	0 ( 0% )
Total payments billed:	23

Description

FIX OUR BATHROOM

Purpose of loan:

We are looking to replace our old, worn out carpet.

My financial situation:

I have been with my job for 15 years and make a good income. My husband is also employed full-time. We pay all of our bills on time and have been working hard to improve our credit scores. They are better that they have been in years. 4 years ago we filed a chapter 13 debt consolidation. It was a 5 year plan and we paid it off 2 years early at 100%.  We have had a small Prosper Loan of $1500.00 for nearly 2 years and have an impeccable record. This $2500.00 loan will allow us to pay off our old prosper balance and use the remaining 2000.00 to replace our carpet and get our daughters braces before school starts (insurance pays most of it). The debt-to-income ratio on the listing is misleading since my husbands credit and income is not on the listing and I can't figure out how to add it. Monthly net income: $ 5071.00

Monthly expenses: $

  Housing: $ 1362

  Insurance: $ 200.00

  Car expenses: $ 724.00

  Utilities: $ 200.00

  Phone, cable, internet: $ 125.00

  Food, entertainment: $ 400.00

  Clothing, household expenses $ 400.00

  Credit cards and other loans: $ 70.00

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416359

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$435.46

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Jul-1992	Debt/Income ratio:	16%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	26 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	29y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,341	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	wauktown62	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	740-760 (May-2009) 660-680 (Sep-2008) 700-720 (Jan-2008) 660-680 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7

Description

PAY OFF CREDIT CARDS

Purpose of loan:

This loan will be used to pay off credit card purchases and home improvements?

My financial situation:

I am a good candidate for this loan because ,I have successfully paid my inital prosper loan as well as other expenses I work very hard to maintain my credit rating and I only live below my means i intend to use my credit wisely and as soon as poosible i will continue to invest in prosper and promote it often ?

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416387

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.17%	Starting borrower rate/APR:	7.17% / 10.67%	Starting monthly payment:	$30.95

Auction yield range:	3.27% - 6.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.57%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	10	First credit line:	Feb-2005	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$787	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	carpediem27	Borrower's state:	NewYork	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

IMPROVE MY CREDIT SCORE

Purpose of loan:

This loan will be used to improve my credit score. I have  a 760 to 800 score for the past 6 months, and in order to improve my score beyond 800 i need another loan to establish  very good credit. Since I do not have a car or home loan, this is the best way to do it for now. I will probably use the money to reinvest in prosper, as I do not need it.

Thanks!

My financial situation:

I am a good candidate for this loan because:

- I do not have any credit card debt, no monthly payments on anything other than rent, and utilities. and I never missed 1 payment in my life. I pay in full all my cards all the time.

I have been working with an internet company for almost 4 years, and have started my own company last summer. I provide financial and marketing consulting for the same internet company mentioned before. I make over $100k/year and have about $2,500/mo in expenses (Low expenses because I have no mortgage, no car loan, no student loan and no credit card debt)

Please feel free to ask any questions, thank you!

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416391

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Apr-1963	Debt/Income ratio:	120%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	19y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,734	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	kindness-keeper	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

TAKING CARE OF HIGH INTEREST DEBTS

Purpose of loan:

This loan will be used to? pay off higher interest debts and eliminating the higher payments each month.

My financial situation:

I am a good candidate for this loan because I have had solid credit all of my life.  I have never had a derogatory mark on my credit report, alway pay my bills on time, and I have a good solid job as a Registered Nurse.   I am very responsible when it comes to my financial matters.  In addition, I own my home free and clear (with a value over $100,000.00 and also own several hundred acres of farmland.  Thank you for your consideration.

Monthly net income: $ 2,800

Monthly expenses: $ 1,375.00

  Housing: $ 0

  Insurance: $ 40

  Car expenses: $ 50

  Utilities: $ 50

  Phone, cable, internet: $ 35

  Food, entertainment: $ 100

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 1,000

  Other expenses: $ 0

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416395

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	8%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	10	Length of status:	1y 4m
Amount delinquent:	$8,226	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0

Screen name:	diversification-backer	Borrower's state:	Florida	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

MOVING IN TO A NEW HOME

Purpose of loan:

This loan will be used to move in to my new home

My financial situation:

I am a good candidate for this loan because?I have been cleaning up my credit after a divorce

Monthly net income: $ 4500

Monthly expenses: $

  Housing: $ 995

  Insurance: $ 120

  Car expenses: $ 355

  Utilities: $ 170

  Phone, cable, internet: $ 250

  Food, entertainment: $ 300

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 0

  Other expenses: $ 200

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416401

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,499.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.09%	Starting borrower rate/APR:	19.09% / 21.31%	Starting monthly payment:	$275.22

Auction yield range:	17.27% - 18.09%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	-7.92%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	22%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	2y 3m
Amount delinquent:	$2,016	Revolving credit balance:	$9,586	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	newyorkmodernist	Borrower's state:	NewYork	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008) 640-660 (Jan-2008)
Principal balance:	$4,876.25	1+ mo. late:	0 ( 0% )
Total payments billed:	14

Description

STARTING A BUSINESS

Purpose of loan:

This loan will be used to kick start the business I am starting. I'm creating two location-based iPhone Apps and will also cross-program the apps for use on BlackBerry and the new Palm Pre. I would be using the cash to pay for programming costs.

I am a good candidate for this loan because I pay all my bills on time, and I already have one Prosper loan (1.5 years in) and have paid my monthly payment on time, every time. Monthly net income: $3960

Monthly expenses:

??Housing: $1300

??Phone, cable, internet: $150

??Food, entertainment: $400

??Credit cards and other loans: $1000

??Other expenses: $400

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416413

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Dec-2000	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,922	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0

Screen name:	jonoth6	Borrower's state:	Massachusetts	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$5,076.80	1+ mo. late:	0 ( 0% )
Total payments billed:	11

Description

ALL MY PAYMENTS INTO ONE

Purpose of loan:

This loan will be use to Pay off the remaining balance on my Prosper account, which I have never defaulted in any of my payments in the last year. I also want to pay the remaining balance on my credit cards which are under $3,000, but have a high interest.  My payments are automatically deducted from my bank account which I always have money in. It will never default like it hasn't in the last year in my prosper payments.

My financial situation:

I am a good candidate for this loan because I currently have two jobs. I run my own business which is slowly expanding and with my full time job as an analyst I wont have any problems paying this loan. I see making one payment as a better way then making several payments on several credit cards. I havent defaulted in any of my payments in the last year. Do to my current financial status.

Monthly net income: $ 3000

Monthly expenses: $ 1500

  Housing: $ 200

  Insurance: $ 200

  Car expenses: $ 200

  Utilities: $ 100

  Phone, cable, internet: $ 100

  Food, entertainment: $200

  Clothing, household expenses $ 50

  Credit cards and other loans: $ 450

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416437

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$12,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.98%	Starting borrower rate/APR:	13.98% / 16.14%	Starting monthly payment:	$410.02

Auction yield range:	4.27% - 12.98%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.83%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Mar-1987	Debt/Income ratio:	16%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	25 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$65,723	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	magicalphoto	Borrower's state:	Michigan	Borrower's group:	Future Innovations

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	740-760 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	720-740 (Jan-2008)
Principal balance:	$5,420.28	1+ mo. late:	0 ( 0% )
Total payments billed:	18

Description

GROWING WEDDING PHOTOGRAPHY BIZ

Purpose of loan:

This loan will be used to?grow an established wedding photography business. I've been doing photography for nine years and need to invest and upgrade

My financial situation:

I am a good candidate for this loan because?I have enough weddings booked for 2009 and 2010 to pay off the loan within 15-24months. Also, this business is in addition to a full time job I have as well.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416459

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Feb-2007	Debt/Income ratio:	31%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,076	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	Vwbg87	Borrower's state:	Indiana	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	600-620 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	1 ( 7% )	560-580 (Apr-2008)
Principal balance:	$1,533.15	1+ mo. late:	0 ( 0% )
Total payments billed:	14

Description

PAYING OFF AUTO LOAN

Purpose of loan:

This loan will be used to pay off my current loan and car !

My financial situation:

I am a good candidate for this loan because I have a steady job with the American Licorice Company and I am  making steady monthly payments on my auto and  NEVER missed a payment.  I simply want to transfer the monthly payments to Prosper so I can Get better interest rate.  Thank you to everyone in the Prosper community for making this a possibility! :-)

Monthly net income: $2,000

Monthly expenses: $ 1,110

  Housing: $ 0.00 (I live with my parents - thanks Mom & Dad!)

  Insurance: $ 180

  Car expenses: $ 375

  Utilities: $ 0.00 (Thanks again Mom & Dad!)

  Phone, cable, internet: $ 45

  Food, entertainment: $ 250

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 85

  Other expenses: $ 75 (average amount I spend monthly on gas)

As you can see, even after all these expenses, I still have plenty of monthly income to pay off the loan.  Thank you so much for helping me out! :-)

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416467

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$22,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$870.97

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	44%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,553	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	shagginatsos	Borrower's state:	NorthCarolina	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008) 740-760 (Aug-2007)
Principal balance:	$2,290.21	1+ mo. late:	0 ( 0% )
Total payments billed:	21

Description

PURCHASING AN ESTABLISHED BUSINESS

Purpose of loan:

This loan will be used to?purchase a business in my community that has been established for 32 years and has never closed down. It is a conveniant store with a grill inside and gas punps. I only live two miles from the store so i have been around it all my life. I have viewed all the paper work on the business and it is very profitable. It was run by one man for 27 years then he got sick and two sisters bought it and they cannot get along in business together.

     If you help me get this loan it will be profit for both of us.

My financial situation:

I am a good candidate for this loan because?i have recieved one loan from prosper and have made all payments as agreed for three years and intend to do the same on this one.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416473

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.67%	Starting borrower rate/APR:	23.67% / 25.96%	Starting monthly payment:	$781.20

Auction yield range:	8.27% - 22.67%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.13%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	47%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	13y 10m
Amount delinquent:	$0	Revolving credit balance:	$43,839	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	ssjll	Borrower's state:	Georgia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	720-740 (Latest)
Principal borrowed:	$7,250.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008) 740-760 (Apr-2008)
Principal balance:	$4,091.90	1+ mo. late:	0 ( 0% )
Total payments billed:	12

Description

GOAL IS &QUOT;CASH ONLY LIFE&QUOT;

Purpose of loan:

I plan to use the loan to pay off credit cards and a personal loan used for a home improvement project.  We have purchased a new home in the past two years and haven't been able to refinance due to the economy.  We invested in a transitional area and were planning to refinance and consolidate most of our debt, but due to the foreclosures in the area we have seen a decline in our property value.  I truly want to reach my goal of a debt free life.  I have my first Prosper loan on track to be paid early, and I have never missed a payment or been late.  We hope to keep using Prosper until we are debt free and can live a cash only life.  Please check my record with Prosper!

My financial situation:

I have a stable job that I have been with for 13 years and 10 months.  I also have a partner that has been with her job for 12 years, and who makes 75,000/ annually that isn't factored in to my profile.  We split all of the bills which also isn't reflected in the debt to income ratio.  We have started our life in a new house and have certainly acquired some debt in combining households, but we are focused on eliminating our debt. I have great credit and pay my bills on time.  I have all the lines of credit in my name because I have the better credit, but we work as a team.  I take my credit very seriously, and appreciate anyone that gives us an opportunity to get rid of our debt.

Combined Monthly take home-  $6,810.00   Outgoing bills- $4,185  Consolidation will make bills even lower allowing to pay off loan quicker.

Monthly Bills:

Mortgage-       $1,475.00

car-                    450.00

Insurance           175.00

Household bills    525.00

camper               170.00

credit cards         990.00  (includes 525.00 for home improvement line of credit)

Accelerator         400.00   budget this to go on smallest card and as they are paid it rolls to the next card.

total bills             4,185.00

Income- $6,810

Bills-      $ 4,185

Living expenses-  $2,625.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416479

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$322.67

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Feb-2001	Debt/Income ratio:	23%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$29,121	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	Socom	Borrower's state:	Louisiana	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	780-800 (Latest)
Principal borrowed:	$3,300.00	< mo. late:	0 ( 0% )	780-800 (May-2009) 760-780 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10

Description

CONSOLIDATING 2 CAR PAYMENTS

Purpose of loan:

This loan will be used to?

Consolidate 2 car loans into one with a lower ineterst rate and lower payment

My financial situation:

I am a good candidate for this loan because?

Gross income- $4500.00

Expenses:

Mortgage: 1,012

Car payments: 415.00

Car insurance+ gas: 350.00

Phone+internet:150.00

Groceries+other: 500.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416278

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$204.58

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Apr-1998	Debt/Income ratio:	10%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,761	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	hpuxrox	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	780-800 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5

Description

BUYING .48 ACRE LOT

Purpose of loan:

This is my second proper loan. I paid off my last loan on time without late payments. I currently have a good career working as a Solutions Architect for a large fortune 100 company. My credit score dropped 100 points from last time. I have no idea why this happened. I reviewed my credit report and can't understand why. I've haven't missed a credit payment or bill for a very long time.

I want to purchase a small lot in rural Illinois. I currently live in the Chicago area, but will retire someday this rural area. I plan to develop and build a log cabin on the property over the years.

My financial situation:

I am a good candidate for this loan because?I'm am a highly compensated IT professional that pays his bills on time. My credit score is important to me because it does effect future employment propositions down the road.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416290

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	11.27% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Feb-2003	Debt/Income ratio:	26%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,709	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	trekkie3po	Borrower's state:	Oregon	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2009) 680-700 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5

Description

CONSOLIDATING BILLS

Purpose of loan:

This loan will be used to?

 Refinance Car Loan. I had a previous listing to refinance some other debts but the chances of that loan getting funded were very low so I decided to start with something smaller. This loan will be used to drop insurance to liability and reduce monthly payment so that I can put more money towards paying down my credit card debt.

I am a good candidate for this loan because?

I always pay my financial obligations on time. This loan is pretty much a safe bet because I am already making the payments. If you check my financial summary I have never had a delinquincy or been sent to collections. I work in the financial industry so keeping my credit good is essential to my livelihood. Also I have used prosper before to consolidate some smaller bills and never missed a payment and even paid the loan off early. The credit card debt comes from a medical emergency I had last year that landed me in the hospital. The cards have since been cut up and I don't plan on taking on any more debt, just putting everything I have towards paying off that debt.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416294

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$196.61

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Oct-1979	Debt/Income ratio:	47%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,394	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	ndlmklandman	Borrower's state:	Oklahoma	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,575.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 620-640 (Oct-2008) 660-680 (Jun-2008) 660-680 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3

Description

PAY OFF HIGH RATE CARDS

Purpose of loan:

This loan will be used to? pay off high rate debts!

My financial situation:

I am a good candidate for this loan because? My FICO score is improving each month, I'm making good money ($40 to $50 per hour, part time) and my husband's take-home per month is $2300.  The income and expenses listed below reflect MY personal income and half our joint expenses.

Monthly net income: $ 1500

Monthly expenses: $ 1212

  Housing: $ 207

  Insurance: $ 20

  Car expenses: $ 200 (Most of these are reimbursed by clients)

  Utilities: $ 100

  Phone, cable, internet: $ 60

  Food, entertainment: $ 200

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 250

  Other expenses: $ 75

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416314

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$102.29

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Sep-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,522	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	blue-reverent-funds	Borrower's state:	Washington	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

SIGN &AMP; MARKETING MATERIALS

Purpose of loan:

This loan will be used to? purchase a sign for the front of the business that is visible from the street, print brochures, update the website, and advertise for a few months in the local paper.

My financial situation:

I am a good candidate for this loan because? my business is profitable year after year, but growth has slowed a bit this year. We have no street-level signage, and I think a good sign along with some advertising and updates to the website would help bring in some new customers.

Monthly net income: $ 3500-$4200 personal; $6500-8000 household

Monthly expenses: $

  Housing: $ 1750

  Insurance: $ 400

  Car expenses: $ 220

  Utilities: $ 230

  Phone, cable, internet: $ 150

  Food, entertainment: $ 600

  Clothing, household expenses $ 350

  Credit cards and other loans: $ 600

  Other expenses: $ 200

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416316

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$196.61

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Oct-1979	Debt/Income ratio:	38%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,269	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	okiemechanic	Borrower's state:	Oklahoma	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 620-640 (Mar-2008)
Principal balance:	$3,068.74	1+ mo. late:	0 ( 0% )
Total payments billed:	16

Description

PAYING OFF CREDIT CARDS

Purpose of loan:

This loan will be used to? pay off high rate cards. If we receive this loan, we'll burn all our credit cards, leaving the accounts open so we don't tank our FICO score.  We're now saving $300 per month, rain or shine, in order to avoid the credit card trap in the future.

My financial situation:

I am a good candidate for this loan because? I have sufficient income to meet my obligations, and my wife's income is about $18,000.00 per year before taxes.  The income and expenses below reflect MY personal income and MY half of our joint expenses.

Monthly net income: $ 2,350.00

Monthly expenses: $ 1,212.00

  Housing: $ 207

  Insurance: $ 20

  Car expenses: $ 200

  Utilities: $ 100

  Phone, cable, internet: $ 60

  Food, entertainment: $ 200

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 250

  Other expenses: $ 75

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416330

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$538.09

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Apr-2004	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,060	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	King5378	Borrower's state:	Georgia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2007) 740-760 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3

Description

CONSOLIDATING AND PAYING OFF DEBT

Purpose of loan: The purpose of this loan is to consolidate and pay off all my debt in three years.

This loan will be used to pay off all debt

My financial situation:

I am currently employed in my local school system and I'm also a payed church musician.

I am a good candidate for this loan because since I've had a credit card/ car loan, I have never had so much as a late or delinquent payment

Monthly net income: $ 3,000

Monthly expenses: $ 1,230

??Housing: $640

??Insurance: $100

??Car expenses: $120

??Utilities: $50

??Phone, cable, internet: $200

??Food, entertainment: $

??Clothing, household expenses $120

??Credit cards and other loans: $

??Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416340

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$152.11

Auction yield range:	4.27% - 5.00%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.90%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	14%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$62,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	Svigel	Borrower's state:	Colorado	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-760 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16

Description

INVESTING IN PROSPER

Hello,

I wanted to try and understand the borrowing process as well.  I started lending out a couple weeks ago and these monies will be completely reinvested within the prosper community.  I could completely pay off the loan if need be in one day as I have the money readily available in a money market account.  I am an internal wholesaler for a fund family and made 70k last year.  Please let me know if you guys have any questions.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416352

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 23.30%	Starting monthly payment:	$113.10

Auction yield range:	8.27% - 20.05%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.08%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Aug-2005	Debt/Income ratio:	22%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,133	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	campruitt05	Borrower's state:	Utah	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	660-680 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 660-680 (Dec-2007) 620-640 (Dec-2006)
Principal balance:	$2,917.23	1+ mo. late:	0 ( 0% )
Total payments billed:	25

Description

PAY OFF DEBT

The purpose of this loan is to pay off a personal debt owed to a friend.  I've used Prosper before and have never had a late payment.

Monthly Net Income: $2600

Expenses

Rent: $300

Utilities: $100

Car Insurance: $64 (I own my car and do not have payments)

Food/Gas: $300

Loans: $200

Credit Cards: $500

---------------------------------

Total Monthly Expenses: $1464

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416374

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Jun-1993	Debt/Income ratio:	81%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$32,729	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0

Screen name:	tenacious-liberty	Borrower's state:	Utah	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

BUYING GOLD MINER STOCKS

Purpose of loan:

This loan will be used to? Buy Stocks of Gold Mining companies as we look at the price of gold to rise from 800.00 to over 1000.000

My financial situation:

I am a good candidate for this loan because? I have many years of trading experience and I am familiar with the cycles in the Gold Sector

Monthly net income: $ 25,000/yr.

Monthly expenses: $

  Housing: $ 500

  Insurance: $ 100

  Car expenses: $0

  Utilities: $ 0

  Phone, cable, internet: $0

  Food, entertainment: $ 100

  Clothing, household expenses $

  Credit cards and other loans: $

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416386

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$8,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$393.55

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	3	First credit line:	Jan-1994	Debt/Income ratio:	24%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$448	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	bmetjpf	Borrower's state:	Florida	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,900.00	< mo. late:	0 ( 0% )	600-620 (May-2009) 640-660 (May-2008) 640-660 (Apr-2008) 620-640 (Nov-2007)
Principal balance:	$1,823.07	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

CONSOL ALL DEBT

Purpose of loan:

This loan will be used to?

My financial situation:

I am a good candidate for this loan because? I am willing to pay a high interest.

Monthly net income: $ 3000.00

Monthly expenses: $

  Housing: $ 645

  Insurance: $ 150

  Car expenses: $50

  Utilities: $ 125

  Phone, cable, internet: $ 75

  Food, entertainment: $ 250

  Clothing, household expenses $150

  Credit cards and other loans: $ 425

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416390

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Jul-1992	Debt/Income ratio:	38%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,124	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	benrice	Borrower's state:	Colorado	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	680-700 (Latest)
Principal borrowed:	$23,001.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 700-720 (Dec-2007) 680-700 (Apr-2006)
Principal balance:	$10,678.52	1+ mo. late:	0 ( 0% )
Total payments billed:	54

Description

REFINANCE DEBT

This is my third listing.??I have completely paid off one small initial loan.? I have a current Proserper loan, and? you can see that I am current with it, have it on auto-pay and never miss a payment.? Now I would like to completely wipe?that credit card debt?out.???Let us pay the interest to you instead of being milked by the credit card companies!?? My wife and I both are gainfully employed.? It has, however, been frustrating to know that we earn so much only to see it go into the interest on our cards.? We own a home and own one of our two cars outright.? We've pared down the cards we have.? Ideally, the Prosper payment, mortgage payment and one car payment would be the only payments we make month-to-month outside of the regular utility and food bills.? Our goal is to only have the Propsper loan and mortgage this year.

Thanks for helping us make this achievable!

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416394

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.04%	Starting borrower rate/APR:	13.04% / 15.18%	Starting monthly payment:	$404.56

Auction yield range:	11.27% - 12.04%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.78%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Jun-2002	Debt/Income ratio:	27%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,988	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	PhilanthropyGirl	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING DOWN CREDIT CRUNCH MOVE DEBT

Purpose of loan:

This loan will be used to pay down some credit card debt acquired during a relocation for my present job.  I have fairly low rates on my cards but any reduction in percentage helps the overall debt reduction.

My financial situation:

I am a good candidate for this loan because I have good credit and I have a plan for debt reduction.  I have a new budget which my friends tease me for being very detailed that will help me in my progress toward paying down my debt.  I hate having debt because it's kind of like a ball and chain you carry with you, so I want to be very proactive in taking care of this.  I have been a Prosper lender in the past to people in need and hope that that kindness be returned as I need it now.

Monthly net income: $ 2500

Monthly expenses:

  Housing: $1200 (utilities included)

  Insurance: covered by my work

  Car expenses: use public transit

  Utilities: included in housing

  Phone, cable, internet: $100

  Food, entertainment: $250

  Clothing, household expenses $50

  Credit cards and other loans: everything left from my pay -- generally around $700

  Other expenses: $100-200, depending on the month

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416410

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Sep-1973	Debt/Income ratio:	44%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	33y 10m
Amount delinquent:	$0	Revolving credit balance:	$131,981	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	cerebral-justice	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING OFF MY CREDIT CARDS/LINES

Purpose of loan:

This loan will be used to? pay off high interest credit cards and lines of credit.

My financial situation:

I am a good candidate for this loan because? I am an educator with a steady paycheck and I always make all of my payments on time.

Monthly net income: $ 6,747.00 (my salary), plus $4,513.00 (my husband's salary) =  $11,260.00 monthly net income

Monthly expenses: $

  Housing: $ 3,700.00

  Insurance: $ 260.00

  Car expenses: $ 300.00

  Utilities: $ 120.00

  Phone, cable, internet: $ 120.00

  Food, entertainment: $ 300.00

  Clothing, household expenses $ 200.00

  Credit cards and other loans: $ 2,800.00

  Other expenses: $ 200.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416422

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.97%	Starting borrower rate/APR:	34.97% / 37.42%	Starting monthly payment:	$316.53

Auction yield range:	14.27% - 33.97%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.40%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Aug-2001	Debt/Income ratio:	11%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,796	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3

Screen name:	yield-glider	Borrower's state:	Texas	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

CONSOLIDATING LAS 4 CREDIT CARDS

Purpose of loan:

This loan will be used to consolidate the last 4 of my credit cards. I am determined to be out of debt in 3 years (and never go back i :))

My financial situation:

I am a good candidate for this loan because 1) I have a very stable job (college professor) 2) I am currently single with no dependents; 3) I have no mortgage, car, or student loans. My total debts of any kind is are $14000, all incurred during 5 year doctoral study. Now that I have a permanent job, I want to get rid of them.

Monthly net income: $ 5000

Monthly expenses: $

  Housing: $ 770

  Insurance: $ 46

  Car expenses: $ 80

  Utilities: $ 110

  Phone, cable, internet: $ 140

  Food, entertainment: $ 400

  Clothing, household expenses $ 300 -500 (I am still furnishing my first new place)

  Credit cards and other loans: $ 470 (250 of these is the payment on my first consolidation loan, 220 is the combined payment on the credit cards I am looking to consolidate; I.e. upon hopefully having this loan approved, my monthly debt payments will not change

  Other expenses: $ 20-30 (my dog), $ 160 wrestling gym membership, $100-200 savings; and of course - federal taxes, 401k contributions

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416434

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$358.73

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	3	First credit line:	Jul-1985	Debt/Income ratio:	10%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	4y 1m
Amount delinquent:	$60	Revolving credit balance:	$4,938	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	a-pure-p2p	Borrower's state:	Virginia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAY OFF CREDIT CARDS

Purpose of loan:

This loan will be used to? lower the interest rate paid on debt from 24% to...whatever I get. I just had to put a $6000 air conditioning unit on my credit card and want to pay this off at a lower rate.

My financial situation:

I am a good candidate for this loan because?I plan on paying this loan off within a year. I have a stable position and will work nights and weekends refereeing soccer games to pay this off as quickly as possible. I work for an investment firm and know how borrowing costs can eat into one's financial future and profitability. The reason I have had 6 inquiries is that I bought a condo this past year. I do not know who the 2 people who claim I am delinquent for $60. I can tell you I will not accept a loan for a rate higher than 15% so don't bid higher than that.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416446

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$235.40

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Jul-1971	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	59	Length of status:	1y 11m
Amount delinquent:	$37,375	Revolving credit balance:	$828	Occupation:	Skilled Labor
Public records last 12m / 10y:	1/ 3	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	32	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	roger6367	Borrower's state:	NewYork	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

NEED A CAR AFTER BAD ACCIDENT

I was in a bad car accident last August, and as a result my credit suffered somewhat. I am starting to straighten things out. I badly need $6000 to obtain a new vehicle, as my former vehicle was destroyed in the accident. Please help

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416464

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$4,969.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.81%	Starting borrower rate/APR:	21.81% / 24.07%	Starting monthly payment:	$189.28

Auction yield range:	17.27% - 20.81%	Estimated loss impact:	26.18%
Lender servicing fee:	1.00%	Estimated return:	-5.37%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Jan-1987	Debt/Income ratio:	21%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$75,710	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	Smeech	Borrower's state:	Wisconsin	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

WE ALL MAKE SOME MONEY W/MY EBAYBIZ

Purpose of loan: To buy 170,500 feet of fuel line to sell on Ebay & Web.

   I am a active eBay / Ecommerce seller with great feedback, eBay user name "FuelLineGuy" with over 5000+ positives and "DNARaceCables" with over 1000+ positives.

I have been doing this part time for about 7 years. I have been selling this fuel line since 1989 & over 500,000 feet in use with no customer problems/issues. Even with the large investment I have of +$10,000 this order will produce over $30,000 net profit.  I also see a need for a distributor/dealer network because I have been selling a lot to Cycle, Snowmobile, Go Kart & Jet Ski Shops.     I will be offering a new wholesale program on a New Website.  I also have a top notch retail website with a shopping cart!

Monthly gross income:     $ 4,875.00 + My wife works part time:  $ 2,357.00

eBay fuel line biz:            $    900.00 = bad month up to $ 2250.00 net profit in a good month

Total gross monthly          $ 8,132.00  after taxes, 401K and health insurance $ 5275.00 net per/mo

Monthly expenses:House payment & taxes:  $ 1,281.00 + Insurance:  $ 67.00 + Car expenses: $ 358.00 + Utilities:  $235.00 + Children school tuition: $ 450.00 Phone, cable, internet:    $     147.00 + Food, entertainment: $ 455.00 + Credit cards & loans: $627.00 + Other expenses: $155.00

Total monthly:                 $   3,775.00

So extra income is $1500 a month with the lowest sales month. I did have a BK 6 years back = medical bills & credit card debt / my wife going part time after our first daughter was born & my job loss after 8 years. Since 2003 I have been employed full time & we have been doing well.

Thank you for looking at my Listing.

Please feel free to ask me any questions.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416470

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,750.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.02%	Starting borrower rate/APR:	10.02% / 12.13%	Starting monthly payment:	$56.48

Auction yield range:	4.27% - 9.02%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.90%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Jul-2001	Debt/Income ratio:	6%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,840	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	CREinvestor	Borrower's state:	Minnesota	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-760 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008)
Principal balance:	$1,742.98	1+ mo. late:	0 ( 0% )
Total payments billed:	12

Description

LOWERING CREDIT CARD RATES

Purpose of loan:

This loan will be used to pay off higher interest credit cards. I have made every payment on time with the current interest rates.

My financial situation:

I am a good candidate for this loan because I have a well paying job and am very responsible with our finances.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416476

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	May-1996	Debt/Income ratio:	17%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	Christine0721	Borrower's state:	Alabama	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	560-580 (Jan-2008)
Principal balance:	$1,368.36	1+ mo. late:	0 ( 0% )
Total payments billed:	16

Description

HELP DAUGHTER WITH COLLEGE TUITION

Purpose of loan:

This loan will be used to? Payoff my existing Prosper loan and purchase school books for my daughter

My financial situation:

I am a good candidate for this loan because? I have been employed with the same company for 19 years. i have always paid my bills as expected until the death of my husband and my daughters dad. After his death I had to file bankruptcy. All debt listed on my credit bureau was included in bankruptcy. My home was sold so the large loan listed in my credit bureau is paid in full. I have paid my current Prosper loan as agreed and my credit score has increased significantly. Also, my Bankruptcy will be paid off this November which is also paid as agreed.

Monthly net income: $ 2,556

Monthly expenses: $

  Housing: $ 375.00

  Insurance: $ 196.00

  Car expenses: $ 120.00

  Utilities: $ 240.00

  Phone, cable, internet: $ 135.00

  Food, entertainment: $ 300.00

  Clothing, household expenses $ 200.00

  Credit cards and other loans: $ 0

  Other expenses: $ 125.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 400562

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.78%	Starting monthly payment:	$37.16

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Dec-1991	Debt/Income ratio:	9%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	6y 5m
Amount delinquent:	$4,640	Revolving credit balance:	$1,441	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	3

Screen name:	jakdwak	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	560-580 (Aug-2007) 560-580 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15

Description

PAYING OFF OVERDUE CREDIT CARD

Purpose of loan:

To pay off an old American Express account.

My financial situation:

I have a full time job with a stable company and can work extra hours when extra cash is needed

Monthly net income: $ 2800

Monthly expenses: $

  Housing: $ 550

  Insurance: $ 20

  Car expenses: $ 40

  Utilities: $ 50

  Phone, cable, internet: $ 45

  Food, entertainment: $ 250

  Clothing, household expenses $ 75

  Credit cards and other loans: $ 200

  Other expenses: $ 100

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416304

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$69.60

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	May-1991	Debt/Income ratio:	14%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,247	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	maillady60	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$1,200.50	1+ mo. late:	0 ( 0% )
Total payments billed:	16

Description

PAYING OFF A PAYDAY LOAN AND CARD

Purpose of loan:

This loan will be used to?pay off a credit card that has raised interest rates six times since i took it out a year ago.

My financial situation:

I am a good candidate for this loan because? i have few bills

Monthly net income: $ 1807.

Monthly expenses: $

  Housing: $ 676.

  Insurance: $ 40.

  Car expenses: $ 80.

  Utilities: $ 230.

  Phone, cable, internet: $ 70.

  Food, entertainment: $ 160.

  Clothing, household expenses $

  Credit cards and other loans: $ 99.

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416306

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 8.56%	Starting monthly payment:	$122.60

Auction yield range:	4.27% - 5.50%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	3.40%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Mar-1998	Debt/Income ratio:	21%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,917	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	thebigone79	Borrower's state:	Oregon	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	760-780 (Apr-2008)
Principal balance:	$4,488.74	1+ mo. late:	0 ( 0% )
Total payments billed:	14

Description

PAYING OFF CREDIT CARDS

Purpose of loan:

This loan will be used to? pay off a high interest credit card

My financial situation:

I am a good candidate for this loan because? always pay my bills on time and am also a prosper lender

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416312

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	3	First credit line:	May-1996	Debt/Income ratio:	6%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	9 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	10y 11m
Amount delinquent:	$156	Revolving credit balance:	$610	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	bezebe	Borrower's state:	Maryland	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	760-780 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	780-800 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10

Description

CHANGING10-YR OLD CARPETING, ETC.

Purpose of loan:   Home improvements - Change carpeting that is 10 years old, and a few minor changes around home.

My financial situation:

Just checked my credit karma and my score was 663.  Found a few things that am working on now.  I made a loan over a year ago and made it good.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416320

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$79.50

Auction yield range:	3.27% - 8.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.40%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	10	First credit line:	Jun-1995	Debt/Income ratio:	13%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$33,257	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	bleach	Borrower's state:	California	Borrower's group:	Small Business & Self Employed

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 100% )	720-740 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	780-800 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22

Description

PAYING OFF TWO CREDIT CARDS

Purpose of loan: pretty simple, pay off two credit card balances as i did before in a quick and timely fashion

This loan will be used to?

My financial situation:

I am a good candidate for this loan because?i always pay my debt back

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416322

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Sep-1989	Debt/Income ratio:	20%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,933	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3

Screen name:	standstill	Borrower's state:	NewYork	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 63% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	3 ( 38% )	620-640 (Apr-2009) 660-680 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8

Description

BUYING A CAR FOR THE FAMILY

Purpose of loan:

This loan will be used to? by a car

My financial situation:

I am a good candidate for this loan because? no housing expenses

Monthly net income: $ 7,000

Monthly expenses: $

  Housing: $ 0

  Insurance: $ 150

  Car expenses: $ 0

  Utilities: $ 200

  Phone, cable, internet: $ 200

  Food, entertainment: $ 500

  Clothing, household expenses $ 500

  Credit cards and other loans: $ 1000

  Other expenses: $ 200

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416336

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.80%	Starting borrower rate/APR:	19.80% / 22.03%	Starting monthly payment:	$129.72

Auction yield range:	11.27% - 18.80%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.35%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Aug-2004	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,806	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	Jumping_Jedi	Borrower's state:	Washington	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 8% )	620-640 (May-2008)
Principal balance:	$3,341.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

DEBT CONSOLIDATION

Purpose of loan:

This loan will be used to finance a newer, more reliable automobile for daily use. A friend is willing to sell me a car cheaper than he'd sell it to other people, and I'd like to be able to capitalize on a good deal. With the remainder of the money, I want to pay off some of my higher-interest accounts to consolidate at a lower APR.

My financial situation:

I am a good candidate for this loan because I've never been late for any payment on anything, ever, I've never missed a payment for anything, ever, and I've always paid more than the minimum due on any and every outstanding balance. My credit history goes back about 4 years, so the only thing against me on my credit is that it's not the longest history ever, as far as I know. In any case, I am very responsible with my money.

Monthly net income: $ 2300

Monthly expenses: $

  Housing: $ 300

  Insurance: $ --

  Car expenses: $ 100

  Utilities: $ --

  Phone, cable, internet: $ 10

  Food, entertainment: $ 50

  Clothing, household expenses $ 30

  Credit cards and other loans: $ 800

  Other expenses: $ --

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416342

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 23.30%	Starting monthly payment:	$94.25

Auction yield range:	8.27% - 20.05%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.08%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Dec-1999	Debt/Income ratio:	23%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,439	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	Greyed	Borrower's state:	Nevada	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

CREDIT CARD PAYOFF

Purpose of loan:

To pay off a high interest (30%) credit card which I have carried for years.

My financial situation:

I have had several years of employment and currently am in a very stable job.  I did not fall into the get-a-house-fast schemes of the past few years and can comfortably manage the debt that I have.  This loan is simply a matter of clearing a high interest credit card and replacing it with a lower interest loan with similar or lower payments.  Currently I am paying $90/month towards this card which is slightly above the minimums set by the credit card company.  Having the loan would allow me to make similar payments with a larger percentage going towards the principle.

Monthly net income: $2490

Monthly expenses: $1430

  Housing: $550

  Insurance: $100

  Car expenses: $170

  Utilities: $60

  Phone, cable, internet: $50

  Food, entertainment: $300

  Credit cards and other loans: $200

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416344

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,815.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 23.30%	Starting monthly payment:	$68.43

Auction yield range:	8.27% - 20.05%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.08%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	21 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$90,127	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3

Screen name:	nc	Borrower's state:	Minnesota	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAY OFF MY SMALLEST BALANCE

Purpose of loan:

This loan will be used to pay off my credit card that currently has the smallest balance.

My financial situation:

I got way in over my head financially, and realized it just over a year ago. Since then, I have driven down my total debt every month -- from May 2008 to now, I have paid off a total of $26810 of debt, of which $8309 was unsecured. I will use this loan as a first try on Prosper, and if it goes well, get a larger loan to actually consolidate a few cards.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416348

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$12,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	28.30%	Starting borrower rate/APR:	29.30% / 31.67%	Starting monthly payment:	$525.86

Auction yield range:	8.27% - 28.30%	Estimated loss impact:	9.18%
Lender servicing fee:	1.00%	Estimated return:	19.12%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Feb-1982	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Retired
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,433	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	return-rocker8	Borrower's state:	Florida	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING DOWN DEBT 780+ CREDIT SCORE

Purpose of loan:

This loan will be used to pay down around 8,000 of high Credit cards and add an in-law suite to my daughters home. I am moving in with my daughter and her family and would like a space of my own. I would also like to add a shower/tub to my bathroom for my use.

My financial situation:

I am a good candidate for this loan because I have a great credit standing over 813+, I have always paid my bills on time and I have almost zero debt. We have a cash buyer for the home so this should take around 3-6 months to happen then this will be pd . Do not want to get a home equity loan as it is a 500 acre farm and needs to be sub-divided prior to the sale to sell. I want to sell the house only and am leaving the farmland to my son. This can not happen till we get the subdivision completed. I am offer a good rate as this loan will not go to full term.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416358

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,800.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 8.56%	Starting monthly payment:	$116.47

Auction yield range:	4.27% - 5.50%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	3.40%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Jul-1991	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	36 / 27	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	94	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,181	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	JGuide	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-780 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2008) 760-780 (Jan-2008)
Principal balance:	$516.40	1+ mo. late:	0 ( 0% )
Total payments billed:	17

Description

PROSPER LENDER TO REINVEST

Good Morning,

     I think I have nailed a very solid investment strategy here in Prosper, I have tested it a bit and have around $15,000of my own money currently invested here in Prosper. I would now like to borrow a bit and jump my returns up even more! Not showing on my income above is the rental income from 5 rental properties, some of which are paid off!

     My Prosper investments income can more than pay for this loan!

Either way Good Luck & Cheers,

        Jguide

PS - Since your a Lender, check out the LendersClub - it is a Prosper group for Lenders only!

Benefits of Membership:

Notification of other Lender listings, vetted people with $2k - $100k invested! They like to borrow on occasion - and they are a WAY safer bet than most listings out there!

Monthly tips & tricks: Like how to read DTI, results of research that Lenders have done on past returns and default rates explained in simple tricks!Strategies explained: A few different lending strategies explained each month - there are numerous different strategies - it is good to hear other Lenders ideas.Ever bid on a 'great' listing - only to watch it go unfunded? Now you can shoot an email and get other lenders (that share your specific lending strategy) to also bid, and watch the listing go funded!Ever have money to lend but no listings you like? As a LendersClub member you will know who else shares your Lending outlook and you can check their watch list to find 'great' listings you may have missed.A Cool 'badge' for your profile - The LendersClub is climbing as a soon to be 5 star group that gets top returns on group listings, and is looked at as a professional group of Lenders.Need a loan? As a LendersClub member you can get faster funded and a lower interest rate than other Prosper members!

What's in it for me? Nothing - except I get a better return by investing in other Lenders that don't default! That's it!

To check out our group: LendersClub

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416370

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$217.73

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Dec-2003	Debt/Income ratio:	17%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	ds5184	Borrower's state:	NewYork	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (May-2009) 720-740 (Sep-2008)
Principal balance:	$3,904.08	1+ mo. late:	0 ( 0% )
Total payments billed:	9

Description

FIX MY TRUCK AND PAY BILLS

Purpose of loan:

This loan will be used to put a new clutch in my truck and pay back my previous loan.

My financial situation:

I am a good candidate for this loan because I am financially stable.  I have been working at the same job (different owners) for over 6 years.  I will use this loan to pay off my previous loan and fix my truck.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416372

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.29%	Starting borrower rate/APR:	19.29% / 21.52%	Starting monthly payment:	$220.82

Auction yield range:	17.27% - 18.29%	Estimated loss impact:	19.02%
Lender servicing fee:	1.00%	Estimated return:	-0.73%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Jul-1995	Debt/Income ratio:	31%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,329	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5

Screen name:	the-transaction-wizard	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAY OFF CREDIT CARDS

Purpose of loan:

This loan will be used to?pay off credit cards

My financial situation:

I am a good candidate for this loan because? i have never been late paying my bills , i have a very secure job in the energy sector

Monthly net income: $ 5000.00

Monthly expenses: $

  Housing: $ 725.00

  Insurance: $ 50.0

  Car expenses: $ 25.00

  Utilities: $ 250.00

  Phone, cable, internet: $ 150.00

  Food, entertainment: $ 700.00

  Clothing, household expenses $

  Credit cards and other loans: $ 1500.00

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416376

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$305.34

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	5	First credit line:	Nov-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,546	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	GypsyMan	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$7,650.00	< mo. late:	0 ( 0% )	640-660 (May-2008) 660-680 (Nov-2007) 640-660 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14

Description

2 PROSPER LOANS PAID-IN-FULL

Furniture and Fixtures is  the purpose of this loan.  This will be enough to explore some creative options and expand from the  merely "functional:" in my office.  I've found an interior designer to assist in my efforts while working on a budget.

I've utilized Prosper to Fund Specific Projects because it is so friendly and fun.  It much different than dealing with Harris Bank or American General.  Typically (if my 2 prior Prosper loans are any indication) I pay-off my loans in much less than a year.

I also invest a little in Prosper, and hope that I am progressing along the learning curve.  I've leaned the hard way from exploring the high risk/high interest loans.

I still rent, not own - and in this environment that could be a smart idea.  I don't own a car.

There will be a 4th loans, a fifth one . . .

Thank you

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416380

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$3,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.13%	Starting borrower rate/APR:	20.13% / 22.37%	Starting monthly payment:	$122.86

Auction yield range:	17.27% - 19.13%	Estimated loss impact:	19.07%
Lender servicing fee:	1.00%	Estimated return:	0.06%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	4	First credit line:	Oct-2003	Debt/Income ratio:	23%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	1y 11m
Amount delinquent:	$85	Revolving credit balance:	$1,391	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	wisemoney22	Borrower's state:	Utah	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	700-720 (Oct-2008) 740-760 (Mar-2008) 600-620 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3

Description

2ND PROSPER LOAN FOR A MOTORCYCLE!

This is my 2nd Prosper loan, I enjoyed my experience with the first one and now that I need to finance a motorcycle I can't think of a better way to do it then with Prosper. This loan will be used to pay for a motorcycle that is in great condition. My last loan on Prosper was used to pay for a summer program that helped me improve my training and provided me with a better job. I payed that loan off within a few months. With this loan I plan to pay the loan off in about 18 months - 2 years.

As for information about myself I am a college student with one year left until I graduate. I am currently on a scholarship which pays for all my schooling and houseing. I have a great credit history and have paid all my debts back in a timely manner. I also have $3000 invested in prosper as a lender (www.lendingstats.com) as well as a few other investments and savings that I can use if needed. I have looked at my options and have decided that Prosper was a good fit for this loan. If there is any questions feel free to ask.

I have a great credit score, above 700, and the one delinquency is from a stolen check, in the process of removing from my record. I am more then happy to answer any questions to help fund this loan. Thank you again for checking out my listing.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416382

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Oct-2000	Debt/Income ratio:	53%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	4y 11m
Amount delinquent:	$5,300	Revolving credit balance:	$3,319	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	1

Screen name:	carebear1082	Borrower's state:	Michigan	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 620-640 (Oct-2007)
Principal balance:	$524.22	1+ mo. late:	0 ( 0% )
Total payments billed:	20

Description

PAYING OFF DEBT

The purpose of this loan would be to pay off the remaining balances of debt I have so I can be in a better financial standing with myself and in a better position to help those in need around me.

I am a good candidate for paying off this loan because I have not defaulted in past loan payments and If I receive it I would be so grateful and know that I am given a chance to do the right things. So my way of saying thank you and #1 priority would be to make sure to pay back those who have helped me.

Monthly Net income $1300

Monthly expenses $965

Insurance $260

Car $350

Utilities $20

Internet $35

Food $50

Credit cards and other loans $250

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416384

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$193.55

Auction yield range:	14.27% - 22.00%	Estimated loss impact:	14.99%
Lender servicing fee:	1.00%	Estimated return:	7.01%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Dec-1993	Debt/Income ratio:	18%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	16y 6m
Amount delinquent:	$3,918	Revolving credit balance:	$47,657	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	inlikeflynn32	Borrower's state:	Illinois	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Description

PAYING OFF MY CREDIT CARDS

Purpose of loan: Pay off high interest Credit Cards

This loan will be used to?

My financial situation: Both me and my wife work in the financial services industry. I have been with the same firm for 7 and a half years.

I am a good candidate for this loan because?

Monthly net income: $ 12900 not counting end of the year bonus

Monthly expenses: $

  Housing: $ 4000

  Insurance: $ 213

  Car expenses: $ 900

  Utilities: $ 300

  Phone, cable, internet: $ 100

  Food, entertainment: $ 100

  Clothing, household expenses $ 100

  Credit cards and other loans: $ 500

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416404

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$6,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.97%	Starting borrower rate/APR:	13.97% / 16.13%	Starting monthly payment:	$204.98

Auction yield range:	6.27% - 12.97%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.75%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	52%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$25,580	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	ekman416	Borrower's state:	Minnesota	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 7% )	720-740 (Apr-2009) 680-700 (Mar-2008)
Principal balance:	$9,785.27	1+ mo. late:	0 ( 0% )
Total payments billed:	15

Description

REMODELING HOME

Purpose of loan:

Pay for a new roof to replace my 30-year-old one as well as replace siding that has rotted out.

My financial situation:

I am a good candidate for this loan because I have the means and cash flow to pay this off in a timely fashion. My roof has run out of useful life and needs to be replaced within a month. I have already received several bids and $6,000 will cover the expenses to replace both the roof and siding.

Monthly net income: $6,000

Monthly expenses: $

  Housing: $ 1600

  Insurance: $ 100

  Car expenses: $50

  Utilities: $ 100

  Phone, cable, internet: $ 150

  Food, entertainment: $ 100

  Clothing, household expenses $50

  Credit cards and other loans: $ 300

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416414

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$334.15

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	32%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$45,355	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	Diplomat	Borrower's state:	Virginia	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	780-800 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	780-800 (May-2008)
Principal balance:	$2,147.45	1+ mo. late:	0 ( 0% )
Total payments billed:	13

Description

PAYING OFF HIGH INTEREST RATE CARDS

Purpose of loan:

Following the recent legislation by Congress regarding limits to credit card companies the interest rates on two of my credit cards have been increased prior to the law taking effect next year.  I have consistently paid these cards every month since opening them and have no negative occurrences on my credit report.  The bank stated that they are they new owners of my debt since these new banks bought banks that have since been liquidated and therefore they have the ability to charge me a rate as determined by them.  Further, these two banks threatened to cancel my credit lines, thereby negatively impacting my credit score, because I only paid on the credit cards and did not use them for purchases.  I have reduced my use of credit cards to practically zero and depend on paying directly from my bank account with my debit card in an effort to not buy what I cannot afford.  I used my first prosper loan to consolidate some debt and I ma now looking to fully pay off these two remaining credit cards so I no longer have to deal with their unethical practices.

My financial situation:

I am a good candidate for this loan because I currently meet all my financial obligations and have not been late on a payment in over 13 years i.e. since being a freshman in college.  I want to  improve my overall financial situation and get out of the unending cycle of high interest rate payments.  Though I meet all my obligations I am not able to plan aggressively for the future and this is what I want to do.  I also want to rid myself of the debt peonage that many are held to by the large credit card companies.

I was employed continuously for five and half years as a U.S. Diplomat following the completion of my first Master's Degree from an Ivy League school in the Northeast.  When I returned to Washington after working a number of years overseas I decided to pursue my MBA on a part-time basis and have completed it in May 2009.  I resigned from the government in December 2007 and accepted a position with a private Government contractor in March 2008.  I have been continuously employed on a Defense Department contract that has been extended through 2013, and received an increase in salary following five months of performance on that contract and therefore feel that my employment is as secure as it can be in these tumultuous times.    I guarantee that this loan will be repaid as my employment remains steady and I will be paying a lower interest rate on a fixed amount of debt that I already pay consistently at a higher interest rate.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416430

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Aug-2005	Debt/Income ratio:	46%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,271	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	mike2246s	Borrower's state:	Illinois	Borrower's group:	Alternative Financing for School

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	27 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	540-560 (Nov-2007) 520-540 (Feb-2007) 520-540 (Feb-2007) 520-540 (Dec-2006)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	27

Description

PLEASE HELP FUND A BUSINESS STUDENT

Hi, I am a third year MIS Business student. I work as an information technology assistant and plan to continue working this job during the rest of my time at as a student. This Job helps me pay off most of my school bills, so I do not foresee myself having any problems making the necessary payments towards this loan. I am requesting this loan, because I would like to pay my credit card debt at a lower rate than I currently have, and I also think that this will be a good opportunity to work with prosper.com.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416432

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	2	First credit line:	Jul-1993	Debt/Income ratio:	22%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$493,233	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7

Screen name:	AssetInvestor	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 100% )	700-720 (Latest)
Principal borrowed:	$34,222.00	< mo. late:	0 ( 0% )	680-700 (Apr-2009) 700-720 (Jan-2008) 680-700 (Aug-2006)
Principal balance:	$5,545.68	1+ mo. late:	0 ( 0% )
Total payments billed:	42

Description

THIRD LOAN TO $300K INCOME INVESTOR

Purpose: Merely managing liquidity as investment returns are realized and future income occurs.

Income: As of Jun09, $155,000 ytd income. 2008 full yr W2 Income of >$300,000, and expect increased amounts in 2009. Cash bonuses occur in lumps, primarily at fiscal year end.

Third Prosper Loan: Paid off first with $9,000 check at end of 2008. Currently have $5,500 balance on original 2nd Loan. A requested third loan is subject of this posting. Never late on any payments in relatively long history since 2006.

Risks: Very low. Not personally willing to risk future financial standing due to default on relatively small loan, in scheme of my own personal financial situation.

Other Assets: House equity value of $200,000. Have home equity loan, which adds to stated revolving credit balance (that rate is Prime + 1%, or very low). Other assets and investments in more illiquid investments > $200,000. Paid off and fully owned car.

Why Prosper Loan: Just simplicity, and enables me to manage my lumpy liquidity. Don't mind higher rates on this small portion of my own personal capital structure, as it provides high degree of flexibility.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416440

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Mar-1994	Debt/Income ratio:	18%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$890	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	waitingonsunshine89	Borrower's state:	Pennsylvania	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 75% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 25% )	600-620 (May-2009) 520-540 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8

Description

HIGHER EDUCATION IS WORTH IT

Purpose of loan:

    When I was in a bind and needed help from the Prosper community -- the community was there for me and funded a loan.  I understand that I'm one in thousands that are seeking funding.  My wife is now back to work and we have a one year old bundle of joy running around the house.  I have managed to go back to school and find a weekend part-time job -- but am finding that I would like to free up a little more capital for various reasons.

1)  My 1997 Neon, with over 200,000 miles, has finally bit the dust.

2)  I was able to acquire some funding to start school (for a wind power job in the future); but need additional to finish.

3)  I still have around $1400 in credit card debt that is hanging over me from caring for my Mother. In 2009, I have paid that debt down $600.00 (from $2000 to $1400 -- where it is now).

4)  We live in a rural area where sewage lines are being laid.  We have $800.00 saved towards the initial expense of the $1500 being asked of us by the sewage authority, but would like to pay off this amount early and receive a discount on the price.

    I am looking for a loan that can help me consolidate a car loan, remaining education loan and debt consolidation loan...all into one payment.  Since venturing into higher education, I realize that I cannot afford to quit-- because it means a more stable future for myself and my family.

What My Credit Score Does Not Reflect:

-In 2008, I paid off over $15,000 in debt; including a Prosper loan.

-Once I started paying down/off my credit cards I was told that my accounts would be closed; mainly due to inactivity and the tightening of their belts.

-I made a New Years resolution for 2009 to pay off items and to pay everything on time or before the due date.  I'm sticking to it!

-I have a loan under my name that is paid monthly by my wife.  It was taken out for her schooling and we have never missed a payment, been late on a payment, or received a negative mark due to that loan.

I am a good candidate for this loan because I will pay the loan on time, I have worked solidly at the same job for 10 years, and continue to work a 40+ hour workweek during this tough economy. I have previous experience with Prosper and paid off a $5,000.00 Prosper loan in less than a year.

Monthly net & expenses: $ 2,500

Expenses:

  Housing: $ 300.00

  Insurance: $ 100.00

  Utilities: $ 140.00

  Credit cards and other loans: $ 300.00

  Other expenses: All my expenses are shared.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416448

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$7,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.49%	Starting borrower rate/APR:	15.49% / 17.67%	Starting monthly payment:	$251.32

Auction yield range:	14.27% - 14.49%	Estimated loss impact:	14.62%
Lender servicing fee:	1.00%	Estimated return:	-0.13%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	6	First credit line:	Feb-1990	Debt/Income ratio:	41%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$16,926	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	ocxpunk	Borrower's state:	California	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$1,331.87	1+ mo. late:	0 ( 0% )
Total payments billed:	12

Description

PAYOFF 2 CARDS NO LONGER USING

Purpose of loan:

This loan will be used to payoff a couple of credit cards that I do not want any longer.  One has a rate of 11.99 and the other has a rate of 22.99.  I don't use them now, but would like to make sure I pay them off in 3 years, and this is a clean way to get it done.  My first loan attempt went great and I have 1.5 years left on that one.

My financial situation:

I am a good candidate for this loan because I can definately pay it off as fast as I can.  I have a couple of other things I could consolidate also, but this is my second attempt on this system, after a successful first attempt, which is half way completed.

Monthly net income: $ 3010

Monthly expenses: $

  Housing: $ 1150

  Insurance: $ 125

  Car expenses: $ 190

  Utilities: $ 145

  Phone, cable, internet: $ 80

  Food, entertainment: $ 40

  Clothing, household expenses $ 45

  Credit cards and other loans: $ 450

  Other expenses: $ 100

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416452

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.48%	Starting borrower rate/APR:	8.48% / 10.57%	Starting monthly payment:	$126.23

Auction yield range:	4.27% - 7.48%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.37%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	9	First credit line:	Nov-1990	Debt/Income ratio:	24%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$91,193	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	ghost_doll	Borrower's state:	NorthCarolina	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 9% )	700-720 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11

Description

BUILDING PROSPER

Purpose of loan:

To build capital in my Prosper account to re-loan to other clients trying to consolidate their debt.  I am unable to borrow personnel money in my current state of North Carolina, so my only recourse is to attempt to earn money through prosper to off-set the interest I pay each month.

My financial situation:

Although I have a debt to credit ratio, I am diligent about paying my bills, ensuring that everything is paid and on-time, I subscribe to on-line banking to assist in this and plan 2 months into the future to ensure my debt is paid.  I plan to re-loan the money to make the payments and include a monthly amount of $50 extra to ensure that the money is back back.

Monthly net income: $ 5,500, I also have 1,000 in a year CD for paying my taxes and 22,000 in an additional CD that I will use to pay off debt that is currently in a grace period and expect to pay off 8,000 by the end of January 2008.

Monthly expenses: $

  Housing: $ 750.00

  Insurance: $ 200

  Car expenses: $ 226

  Utilities: $ 300

  Phone, cable, internet: $ 100

  Food, entertainment: $ 500

  Clothing, household expenses $ 172 per week for day-care

  Credit cards and other loans: $ 2270

  Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416462

The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.

Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 19.20%	Starting monthly payment:	$285.22

Auction yield range:	11.27% - 15.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%

The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.

Borrowers's Credit Profile

Prosper score:	7	First credit line:	Nov-1993	Debt/Income ratio:	7%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	16y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	0

Screen name:	Vince4334	Borrower's state:	NewJersey	Borrower's group:	N/A

Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.

Prosper Activity

Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2008)
Principal balance:	$5,687.39	1+ mo. late:	0 ( 0% )
Total payments billed:	15

Description

PAYING OFF HIGH-INTEREST DEBT

Purpose of loan:

This loan will be used to pay off high-interest debt.  I'd like to pay this off sooner with a lower-interest loan.

My financial situation:

I am a good candidate for this loan because I make an excellent salary and don't have any major financial obligations. I make $110k per year. I simply want to cut my 24.99% credit card interest rate down as much as possible. Monthly net income: $5,000.  I have an existing Prosper loan that I have been paying off in a timely manner for over a year now (never missed a payment, never late either).

Monthly expenses: $

  Housing: $1,300

  Insurance: $200 (health and life insurance)

  Car expenses: $480 (including insurance and gas)

  Utilities: $150

  Phone, cable, internet: $200

  Food, entertainment: $500

  Clothing, household expenses $200

  Credit cards and other loans: $1200

  Other expenses: $

Information in the Description is not verified.